Contingent Liabilities (Forum Energy PLC)	12 Months Ended
Dec. 31, 2011
Forum Energy PLC
Contingent Liabilities

21	CONTINGENT LIABILITIES

Further to the announcement of 10 May 2011, the Group remains in an arbitration process with Basic Energy Corporation ("BEC") in relation to certain assets acquired from BEC.

Although the Group had signed a conditional settlement agreement with BEC which would have concluded the arbitration process this settlement agreement was not completed because certain third party consents could not be obtained.

Out of the US$12 million of potential additional consideration, the Directors have assessed that US$10 million would be payable (approximately US$9 million net of the US$650,000 payment made, as announced on 10 May 2011).

However, of this total US$10 million, US$6.7 million has been paid up to the end of 2011, and the balance of U$3.3 million is accrued within current liabilities (2010: US$1.2 million).

The Directors consider that a potential additional liability of US$2 million is dependent upon net future field production levels from the acquired assets and will not become payable due to the current and forecast levels of production of these assets.